© 2025 Insight. All Rights Reserved. 1 Insight Enterprises, Inc. Second Quarter 2025 Earnings Conference Call and Webcast

© 2025 Insight. All Rights Reserved. 2 Disclosures ◦ Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results and the assumptions related thereto, our expectations regarding future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. Insight Enterprises, Inc. (the "Company") undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. ◦ Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. ◦ Constant currency In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. These are also considered to be non-GAAP measures. The Company believes providing this information excluding the effects of fluctuating foreign currency exchange rates provides valuable supplemental information to investors regarding its underlying business and results of operations, consistent with how the Company and its management evaluate the Company’s performance. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

© 2025 Insight. All Rights Reserved. 3 Table of Contents ◦ Solutions Integrator Strategy ◦ Solutions at Work ◦ Employer Awards ◦ Partner Recognitions ◦ Second Quarter 2025 Highlights and Performance ◦ Debt ◦ 2025 Outlook ◦ Appendix

© 2025 Insight. All Rights Reserved. 4 Put clients first We put our clients first, delivering essential value that contributes to their success and making us the partner they can't live without. Deliver differentiation Our combination of innovative and scalable solutions, exceptional talent and unique portfolio strategy gives us a differentiated advantage. Champion culture Our teammates and our culture are our biggest assets. We champion them to deliver the best. Put Clients First Deliver Differentiation Champion Our Culture Drive Profitable Growth Solutions Integrator ≠ Systems Integrator S Reseller S Distributor Our strategy is to become THE leading SOLUTIONS INTEGRATOR X The pillars of our strategy are:

© 2025 Insight. All Rights Reserved. 5 DRIVE PROFITABLE GROWTH We relentlessly pursue high performance, operational excellence and profitable growth. Put clients first We put our clients first, delivering essential value that contributes to their success and making us the partner they can't live without. Deliver differentiation Our combination of innovative and scalable solutions, exceptional technical talent and compelling portfolio strategy gives us a differentiated advantage. Champion our culture Our teammates and our culture are our biggest assets. We champion them to deliver the best. Our strategy is to become THE leading SOLUTIONS INTEGRATOR

© 2025 Insight. All Rights Reserved. 6 The challenge: The results: • The client faced the challenge of managing massive data volumes associated with their contract review process • The existing process resulted in high operational costs and risk of human error due to the manual nature of the process The solution: AI-Powered Document Review • Insight developed and deployed a secure AI platform leveraging Microsoft Azure OpenAI Service • The solution automated the reading, understanding, and analysis of millions of documents, identifying key data points and extracting critical information while ensuring data privacy and scalability • Projected to save the firm $7.5 million annually • Drastically reduced operational costs and reclaimed over 100,000 hours of legal work • Automated the data analysis process, improved accuracy, and accelerated case research and discovery

© 2025 Insight. All Rights Reserved. 7 The challenge: The results: • A top gold producer faced typical mining industry challenges around capital and technology intensive operations for which security is critical • They needed to consolidate disparate security tools across multiple acquisitions to improve effectiveness and reduce overlap The solution: Comprehensive Security Solutions • Insight implemented a Palo Alto Network solution delivering single-source security services across multiple countries • Addressed security posture concerns through technology consolidation and consistent security policies • Retired duplicate technologies and optimized their security infrastructure • Insight is positioned as a multinational single source provider, focusing on technology adoption, optimization, and efficiencies to enhance the client's overall security and operational effectiveness • Multi-year managed services agreement and meaningful cost savings for the client

© 2025 Insight. All Rights Reserved. 8 Employer Awards • 2025 America’s Best Employers for Women • 2024 Best Large Employers • 2024 Canada's Best Employers • 2024 Best Employers for Diversity Phoenix Business Journal America's Greatest Workplaces for 2025 (4.5 stars) America's Greatest Workplaces for Diversity for 2025 (4.5 stars) America's Greatest Workplaces for Women 2024 (5 stars) America's Greatest Workplaces for Parents & Families 2024 (4.5 stars) No. 5 | 2024 Best Places to Work (Extra-large companies) No. 8 | 2025 Healthiest Employer's Awards (Large enterprises) No. 8 | 2024 Arizona's Largest Corporate Volunteer Programs No. 5 | 2025 Philippines No. 6 | 2025 Australia for Women No. 8 | 2024 Australia Best in Tech No. 17 | 2024 Australia No. 31 | 2024 UK for Development No. 33 | 2025 UK No. 46 | 2025 UK for Women 2025 Hong Kong Best Workplace Certified | 2025 Austria, France, Italy, Spain, Sweden, UK, Australia, China, Hong Kong, India, New Zealand, Philippines, and Singapore FORBES 2024 World's Best Employers No. 37 in IT NewsweekInternational Great Place to Work

Partner Recognitions

Google Cloud

- 2025 Partner of the Year for Google Workspace
- 2024 Global Sales Partner of the Year
- 2024 Location-Based Services Partner of the Year

NVIDIA

2024 Americas Software Partner of the Year

Gartner

- 2025 Gartner Magic Quadrant for AI Services
- 2024 Gartner Magic Quadrant for Software Asset Management Managed Services

Lenovo

- 2024 Infrastructure Solutions Group US Partner of the Year
- 2024 Services and Solutions Canada Partner of the Year

Cisco

- 2024 Global Customer Experience Partner of the Year
- 2024 Americas Partner of the Year
- 2024 Americas Customer Experience Partner of the Year
- 2024 Americas Enterprise Partner of the Year
- 2024 U.S. Partner of the Year
- 2024 Canada Defend and Protect Partner of the Year

Hewlett Packard Enterprise

- 2025 Financial Services Partner of the Year
- 2024 Canada Services Partner of the Year

aws

2024 Premier Tier Service Partner

Microsoft

- Surface Reseller Partner of the Year Award (North America)
- 2024 Americas Surface Partner of the Year (U.S.)
- Americas AI and Copilot Innovation Partner of the Year (Canada)
- 2024 Canada Surface Solutions Partner Excellence Award (Canada)

Dell

2024 Acquisition Partner of the Year

NetApp

2024 Keystone Partner of the Year

intel

- 2025 Intel US Data Center Partner of the Year
- 2024 Solution Provider Marketing Partner of the Year

BROADCOM VMWARE | North America Cybersecurity Partner of the Year & Fastest Growth Partner of the Year

GITLAB | 2024 Americas Emerging Partner of the Year

PURE STORAGE | Trailblazer of the Year

TREND MICRO | 2024 U.S. Enterprise Partner of the Year

VERITAS | 2024 Top Cloud Growth Partner of the Year

ESET | 2024 Canada Enterprise Partner of the Year

DATABRICKS | Attained top-tier status as an Elite consulting partner in 2025

GOOGLE | Achieved five Google Public Sector Partner Expertise Specializations in AI and ML, data analytics, maps and geospatial, security and work transformation in 2025

Veeam | 2025 Value Added Reseller of the Year

Logitech | 2025 North American Partner of the Year

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 10 © 2025 Insight Q2 2025 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures NET SALES $2.1B -3% YoY GROSS PROFIT $442M -2% YoY MARGINS GROSS MARGIN 21.1% +10 bps EFO MARGIN 4.1% -200 bps ADJUSTED EFO* MARGIN 6.2% +10 bps EARNINGS CLOUD GROSS PROFIT XD $123M -5% YoY INSIGHT CORE SERVICES GROSS PROFIT $78M -3% YoY EARNINGS FROM OPERATIONS EARNINGS FROM OPERATIONS X $87M -34% YoY DILUTED EARNINGS PER SHARE X $1.46 -36% YoY NET EARNINGS NET EARNINGS $47M -46% YoY ADJUSTED EARNINGS FROM OPERATIONS* $129M -2% YoY ADJUSTED DILUTED EARNINGS PER SHARE* $2.45 Flat YoY ADJUSTED EBITDA* $138M -2% YoY OPERATING CASH FLOWS NET CASH FROM OPERATIONS X -$177M SERVICE DELIVERY SCALE HEADCOUNT Skilled, certified consulting and service delivery professionals 6,300+

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 11 © 2025 Insight YTD Q2 2025 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures NET SALES $4.2B -8% YoY GROSS PROFIT $849M -5% YoY MARGINS GROSS MARGIN 20.2% +50 bps EFO MARGIN 3.5% -160 bps ADJUSTED EFO* MARGIN 5.5% -10 bps EARNINGS CLOUD GROSS PROFIT XD $226M -4% YoY INSIGHT CORE SERVICES GROSS PROFIT $151M -3% YoY EARNINGS FROM OPERATIONS EARNINGS FROM OPERATIONS X $147M -37% YoY DILUTED EARNINGS PER SHARE X $1.63 -59% YoY NET EARNINGS NET EARNINGS $54M -65% YoY ADJUSTED EARNINGS FROM OPERATIONS* $231M -9% YoY ADJUSTED DILUTED EARNINGS PER SHARE* $4.50 -7% YoY ADJUSTED EBITDA* $249M -9% YoY NET CASH FROM OPERATIONS X -$99M OPERATING CASH FLOWS

© 2025 Insight. All Rights Reserved. 12 US Dollars in millions Description Net payments Total share repurchases $241 Total warrant settlement payments $222 Total $463 YoY increase in total debt $330 • Total debt balance at June 30, 2025 - $1.3 billion • Total debt balance at June 30, 2024 - $1.0 billion • YoY increase in total debt of $330 million • Share repurchases and warrant settlements - $463 million Debt

© 2025 Insight. All Rights Reserved. 13 Assumptions: As of July 31, 2025 Gross profit growth approximately flat Gross margin approximately 20% Adjusted diluted EPS* $9.70 - $10.10 Interest expense $75 - $80 million Effective tax rate 25% - 26% Capital expenditures $30 - $35 million Average share count 32.4 million Other Exclusions and Assumptions: • Average share count for the full year of 32.4 million shares reflects the settlement of the remaining warrants associated with our convertible senior notes in 2025 • Excludes acquisition-related intangibles amortization expense of approximately $74.4 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses, net • Assumes no significant change in our debt instruments or the macroeconomic environment, whether due to tariffs or otherwise * Adjusted diluted earnings per share excludes severance and restructuring expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2025 forecast Full Year 2025 Outlook

© 2025 Insight. All Rights Reserved. 14 Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 15 © 2025 Insight NET SALES GROSS PROFIT * For the twelve months ended June 30, 2025 Trailing twelve months Trailing twelve months $2.1B -3% YoY $2.2B $2.1B $2.1B $2.1B $2.1B Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 $9.2B $9.0B $8.9B $8.7B $8.4B $8.4B Q1-24 Q2-24 Q3-24 2024 Q1-25 Q2-25 $8.4B* -8% YoY $442M -2% YoY 21.0% 20.7% 21.2% 19.3% 21.1% $453M $432M $440M $406M $442M Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 $1.7B* -1% YoY 18.6% 19.2% 19.9% 20.3% 20.6% 20.6% $1.7B $1.7B $1.8B $1.8B $1.7B $1.7B Q1-24 Q2-24 Q3-24 2024 Q1-25 Q2-25 Gross Margin

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 16 © 2025 Insight Gross Margin SERVICES NET SALES SERVICES GROSS PROFIT * For the twelve months ended June 30, 2025 Trailing twelve months Trailing twelve months $426M -2% YoY $435M $414M $421M $396M $426M Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 $1,604M $1,635M $1,673M $1,686M $1,666M $1,657M Q1-24 Q2-24 Q3-24 2024 Q1-25 Q2-25 $1.7B* 1% YoY $263M $245M $254M $231M $258M Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 60% 59% 60% 58% 60% $258M -2% YoY $949M $976M $1,004M $1,010M $992M $987M Q1-24 Q2-24 Q3-24 2024 Q1-25 Q2-25 $1.0B* 1% YoY 59% 60% 60% 60% 60% 60%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 17 © 2025 Insight INSIGHT CORE SERVICES GROSS PROFIT CLOUD GROSS PROFIT * For the twelve months ended June 30, 2025 Note: Insight Core services is defined as services Insight delivers and manages Trailing twelve months Trailing twelve months $81M $81M $78M $73M $78M Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 31.9% 32.3% 31.7% 30.6% 31.8% $78M -3% YoY Gross Margin $288M $297M $307M $315M $312M $310M Q1-24 Q2-24 Q3-24 2024 Q1-25 Q2-25 30.6% 31.0% 31.4% 31.8% 31.7% 31.6% $310M* 4% YoY $130M $122M $125M $103M $123M Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 $423M $447M $481M $484M $480M $473M Q1-24 Q2-24 Q3-24 2024 Q1-25 Q2-25 $123M -5% YoY $473M* 6% YoY

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 18 © 2025 Insight EARNINGS FROM OPERATIONS ADJUSTED EARNINGS FROM OPERATIONS** * For the twelve months ended June 30, 2025 ** See Appendix for reconciliation of non-GAAP measures Trailing twelve months Trailing twelve months $131M $93M $65M $60M $87M Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 $442M $455M $456M $389M $349M $304M Q1-24 Q2-24 Q3-24 2024 Q1-25 Q2-25 $87M -34% YoY $304M* -33% YoY $131M $120M $129M $102M $129M Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 $129M -2% YoY $520M $521M $522M $502M $483M $481M Q1-24 Q2-24 Q3-24 2024 Q1-25 Q2-25 $481M* -8% YoY

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 19 © 2025 Insight DILUTED EARNINGS PER SHARE ADJUSTED DILUTED EARNINGS PER SHARE** * For the twelve months ended June 30, 2025 ** See Appendix for reconciliation of non-GAAP measures Trailing twelve months Trailing twelve months $2.27 $1.52 $0.99 $0.22 $1.46 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 $7.95 $8.05 $7.94 $6.55 $5.11 $4.21 Q1-24 Q2-24 Q3-24 2024 Q1-25 Q2-25 $2.46 $2.19 $2.66 $2.06 $2.45 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 $10.28 $10.17 $9.99 $9.68 $9.39 $9.36 Q1-24 Q2-24 Q3-24 2024 Q1-25 Q2-25 $1.46 -36% YoY $4.21* -48% YoY $2.45 Flat YoY $9.36* -8% YoY

© 2025 Insight. All Rights Reserved. 20 Six Months Ended June 30, US Dollars in $000s, except for per share data 2025 2024 Change Consolidated IEI Net sales $4,195,038 $4,541,147 (8) % Net sales, constant currency* (8) % Product net sales $3,373,090 $3,690,390 (9) % Services net sales $821,948 $850,757 (3) % Gross profit $848,804 $894,293 (5) % Gross margin 20.2% 19.7% 50 bps Gross profit, constant currency* (5) % Product gross profit $360,487 $382,536 (6) % Services gross profit $488,317 $511,757 (5) % GAAP earnings from operations $146,635 $231,059 (37) % Adjusted earnings from operations** $231,315 $252,842 (9) % GAAP diluted earnings per share $1.63 $4.01 (59) % Adjusted diluted earnings per share** $4.50 $4.83 (7) % * Reference “Constant currency” section on slide 2 of this presentation ** See Appendix for reconciliation of non-GAAP measures Q2 2025 YTD | Financial Performance

Consolidated IEI Financial Metrics

Three Months Ended	Q2-24	Q3-24	Q4-24	Q1-25	Q2-25
Net Sales YoY	(8)%	(8)%	(7)%	(12)%	(3)%
Gross Margin	21.0%	20.7%	21.2%	19.3%	21.1%
GAAP EFO	$131.1M	$92.9M	$64.7M	$60.1M	$86.5M
GAAP EFO YoY	11%	1%	(51)%	(40)%	(34)%
GAAP EFO Margin	6.1%	4.4%	3.1%	2.9%	4.1%
Adjusted EFO*	$131.1M	$120.1M	$129.4M	$102.4M	$129.0M
Adjusted EFO* YoY	1%	—%	(13)%	(16)%	(2)%
Adjusted EFO* Margin	6.1%	5.8%	6.2%	4.9%	6.2%
GAAP Diluted EPS	$2.27	$1.52	$0.99	$0.22	$1.46
GAAP Diluted EPS YoY	5%	(6)%	(59)%	(87)%	(36)%
Adjusted Diluted EPS*	$2.46	$2.19	$2.66	$2.06	$2.45
Adjusted Diluted EPS* YoY	(4)%	(8)%	(11)%	(13)%	—%

* See Appendix for reconciliation of non-GAAP measures

Twelve Months Ended	Q1-24	Q2-24	Q3-24	2024	Q1-25	Q2-25
Net Sales YoY	(9)%	(7)%	(6)%	(5)%	(9)%	(8)%
Gross Margin	18.6%	19.2%	19.9%	20.3%	20.6%	20.6%
GAAP EFO	$442.3M	$454.8M	$455.8M	$388.6M	$348.7M	$304.2M
GAAP EFO YoY	8%	14%	13%	(7)%	(21)%	(33)%
GAAP EFO Margin	4.8%	5.0%	5.1%	4.5%	4.1%	3.6%
Adjusted EFO*	$519.9M	$521.3M	$521.6M	$502.4M	$483.0M	$480.8M
Adjusted EFO* YoY	10%	14%	11%	2%	(7)%	(8)%
Adjusted EFO* Margin	5.6%	5.8%	5.9%	5.8%	5.7%	5.8%
GAAP Diluted EPS	$7.95	$8.05	$7.94	$6.55	$5.11	$4.21
GAAP Diluted EPS YoY	6%	11%	9%	(13)%	(36)%	(48)%
Adjusted Diluted EPS*	$10.28	$10.17	$9.99	$9.68	$9.39	$9.36
Adjusted Diluted EPS* YoY	13%	15%	8%	—%	(9)%	(8)%

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Services Financial Metrics

Three Months Ended	Q2-24	Q3-24	Q4-24	Q1-25	Q2-25
Services Revenue	$435M	$414M	$421M	$396M	$426M
Services Revenue YoY	8%	10%	3%	(5%)	(2%)
Services Gross Profit	$263M	$245M	$254M	$231M	$258M
Insight Core Services Gross Profit	$81M	$81M	$78M	$73M	$78M
Agent Services* Gross Profit	$182M	$164M	$176M	$158M	$179M
Services Gross Profit YoY	11%	13%	3%	(7%)	(2%)
Insight Core Services Gross Profit YoY	12%	14%	12%	(4%)	(3%)
Agent Services* Gross Profit YoY	11%	13%	(1%)	(9%)	(2%)
Services Gross Margin	60%	59%	60%	58%	60%
Insight Core Services Gross Margin	32%	32%	32%	31%	32%
Agent Services* Gross Margin	100%	100%	100%	100%	100%

Twelve Months Ended	Q1-24	Q2-24	Q3-24	2024	Q1-25	Q2-25
Services Revenue	$1,604M	$1,635M	$1,673M	$1,686M	$1,666M	$1,657M
Services Revenue YoY	7%	8%	10%	9%	4%	1%
Services Gross Profit	$949M	$976M	$1,004M	$1,010M	$992M	$987M
Insight Core Services Gross Profit	$288M	$297M	$307M	$315M	$312M	$310M
Agent Services* Gross Profit	$662M	$679M	$697M	$695M	$680M	$677M
Services Gross Profit YoY	16%	17%	16%	13%	4%	1%
Insight Core Services Gross Profit YoY	14%	15%	14%	15%	8%	4%
Agent Services* Gross Profit YoY	16%	18%	17%	11%	3%	—%
Services Gross Margin	59%	60%	60%	60%	60%	60%
Insight Core Services Gross Margin	31%	31%	31%	32%	32%	32%
Agent Services* Gross Margin	100%	100%	100%	100%	100%	100%

* Represents agent services other than those included in Insight Core services

Note 1: Insight Core services is defined as services Insight delivers and manages
Note 2: Numbers may not foot due to immaterial rounding

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© 2025 Insight. All Rights Reserved. 23 * See Appendix for reconciliation of non-GAAP measures ** In constant currency for EMEA and APAC. Reference “Constant currency” section on slide 2 of this presentation Six Months Ended June 30, 2025 North America EMEA APAC $3.4B $0.7B $118.6M (7%) (13%) —% $0.7B $154.4M $33.3M (6%) (2%) (5%) 19.5% 22.3% 28.1% 10 bps 260 bps (150) bps $119.5M $16.2M $11.0M (36%) (51%) (14%) $189.9M $30.4M $11.1M (8%) (10%) (15%) Three Months Ended June 30, 2025 North America EMEA APAC Net Sales $1.7B $348.6M $58.6M Net Sales YoY** (3%) (11%) (1%) Gross Profit $341.7M $82.4M $18.2M Gross Profit YoY** (4%) (2%) (8%) Gross Margin 20.3% 23.6% 31.1% Gross Margin YoY -10 bps 210 bps (220) bps GAAP EFO $68.7M $11.2M $6.7M GAAP EFO YoY** (33%) (49%) (18%) Adjusted EFO* $102.9M $19.4M $6.7M Adjusted EFO* YoY** (1%) (3%) (19%) GEO Financial Metrics

2027 KPIs for Success

KPIs	TTM Q2 2025**	2027	
Cloud GP Growth	6%	16% - 20%	5-year CAGR***
Core services GP Growth	4%	16% - 20%	5-year CAGR***
Adjusted EBITDA Margin*	6.2%	6.5% - 7.0%	
Adjusted DEPS* Growth	(8)%	19% - 22%	5-year CAGR***
Adjusted ROIC*	14.4%	>25%	
Adjusted free cash flow as % of Adjusted net earnings*	64%	>90%	

* Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable. Due to the inherent difficulty of forecasting these adjustments, which impact net earnings, net earnings margin, diluted earnings per share, earnings from operations and net cash provided by operating activities as a percentage of net earnings, the Company is unable to reasonably estimate the impact of these adjustments, if any, to such GAAP measures. Accordingly, the Company is unable to provide a reconciliation for the 2027 forecast of GAAP to non-GAAP net earnings, diluted earnings per share, adjusted free cash flow as a percentage of adjusted net earnings, ROIC and EBITDA margin. See Appendix and elsewhere in this presentation for reconciliation of historical non-GAAP measures

** Growth baseline period is TTM Q2 2024

*** CAGR baseline year is 2022

Note 1: Insight Core services is defined as services Insight delivers and manages

Note 2: Adjusted free cash flow is defined as cash flow from operations minus capital expenditures

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© 2025 Insight. All Rights Reserved. 25 Adjusted EBITDA and Debt Covenants Twelve Months Ended June 30, US Dollars in $000s 2025 2024 Adjusted Consolidated EBITDA: Net earnings $ 149,666 $ 305,326 Interest expense 78,176 57,960 Taxes 60,879 102,445 Depreciation and amortization of property and equipment 28,882 27,861 Amortization of intangible assets 74,515 51,918 Change in fair value of earnout liabilities 31,722 (24,207) Net loss on revaluation of warrant settlement liabilities 25,069 — Other* 70,448 38,811 Adjusted consolidated EBITDA $ 519,357 $ 560,114 Net earnings as a % of net sales 1.8% 3.4 % Adjusted consolidated EBITDA margin 6.2% 6.2 % Add: Non-cash stock-based compensation 34,980 29,188 Adjusted consolidated EBITDAS 554,337 589,302 Less: Capital expenditures (40,116) (44,694) Adjusted consolidated EBITDAS for FCCR Ratio $ 514,221 $ 544,608 Taxes and interest** $ 129,354 $ 148,566 Fixed Charge Coverage Ratio 4.0 3.7 Fixed Charge Coverage $514,221 $129,354 EBITDA-Dividends-CAPEX Fixed Charges $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 Total Leverage Ratio $1,325,005 $554,337 Consolidated Funded Indebtedness Adjusted Consolidated EBITDAS $— $300,000 $600,000 $900,000 $1,200,000 $1,500,000 * “Other” includes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) transformation costs, (iv) certain acquisition and integration related expenses, (v) certain third-party data center service outage related expenses and recoveries, and (vi) impairment losses on long lived real estate assets now held for sale, as applicable ** Tax expense plus interest expense less non-cash imputed interest under the Company’s inventory financing facilities 3.98x 2.39x

Reconciliation of GAAP to Non-GAAP Financial Measures*

US Dollars in $000s	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Adjusted Consolidated Earnings from Operations:					
GAAP consolidated EFO	$ 86,532	$ 131,073	$ 118,611	$ 146,635	$ 231,059
Amortization of intangible assets	18,668	17,357	8,285	37,216	32,282
Change in fair value of earnout liabilities	164	(25,148)	—	15,364	(24,207)
Other**	23,599	7,810	2,812	32,100	13,708
Adjusted non-GAAP consolidated EFO	$ 128,963	$ 131,092	$ 129,708	$ 231,315	$ 252,842
GAAP EFO as a percentage of net sales	4.1%	6.1%	5.0%	3.5%	5.1%
Adjusted non-GAAP EFO as a percentage of net sales	6.2%	6.1%	5.5%	5.5%	5.6%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

** Includes transformation costs of $7.0 million, $5.6 million, and $6.2 million for the three months ended June 30, 2025, 2024, and 2023, respectively and $8.3 million and $7.9 million for the six months ended June 30, 2025 and 2024, respectively. Includes severance and restructuring expenses, net of $3.4 million and $4.9 million for the three months ended June 30, 2025 and 2024, respectively, and $10.4 million and $7.1 million for the six months ended June 30, 2025 and 2024, respectively. Includes an impairment loss on a long lived real estate asset now held for sale of $12.6 million for both the three and six months ended June 30, 2025. Includes certain third-party data center service outage related expenses of $0.5 million for both the three and six months ended June 30, 2025, and related recoveries of $3.4 million for both the three and six months ended June 30, 2024

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Adjusted Consolidated Net Earnings:					
GAAP consolidated net earnings	$ 46,932	$ 87,444	$ 80,482	$ 54,446	$ 154,471
Amortization of intangible assets	18,668	17,357	8,285	37,216	32,282
Change in fair value of earnout liabilities	164	(25,148)	—	15,364	(24,207)
Net loss on revaluation of warrant settlement liabilities	—	—	—	25,069	—
Other**	23,599	7,810	2,812	32,100	13,708
Income taxes on non-GAAP adjustments	(10,780)	(734)	(3,032)	(17,787)	(6,173)
Adjusted non-GAAP consolidated net earnings	$ 78,583	$ 86,729	$ 88,547	$ 146,408	$ 170,081
Adjusted Diluted Earnings Per Share:					
GAAP diluted EPS	$ 1.46	$ 2.27	$ 2.17	$ 1.63	$ 4.01
Amortization of intangible assets	0.58	0.45	0.22	1.11	0.84
Change in fair value of earnout liabilities	0.01	(0.65)	—	0.46	(0.63)
Net loss on revaluation of warrant settlement liabilities	—	—	—	0.75	—
Other	0.73	0.20	0.08	0.96	0.36
Income taxes on non-GAAP adjustments	(0.33)	(0.02)	(0.08)	(0.53)	(0.16)
Impact of benefit from note hedge	—	0.21	0.17	0.12	0.41
Adjusted non-GAAP diluted EPS	$ 2.45	$ 2.46	$ 2.56	$ 4.50	$ 4.83
Shares used in diluted EPS calculation	32,121	38,567	37,039	33,402	38,501
Impact of benefit from note hedge	—	(3,322)	(2,516)	(865)	(3,275)
Shares used in Adjusted non-GAAP diluted EPS calculation	32,121	35,245	34,523	32,537	35,226

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

** Includes transformation costs of $7.0 million, $5.6 million, and $6.2 million for the three months ended June 30, 2025, 2024, and 2023, respectively and $8.3 million and $7.9 million for the six months ended June 30, 2025 and 2024, respectively. Includes severance and restructuring expenses, net of $3.4 million and $4.9 million for the three months ended June 30, 2025 and 2024, respectively, and $10.4 million and $7.1 million for the six months ended June 30, 2025 and 2024, respectively. Includes an impairment loss on a long lived real estate asset now held for sale of $12.6 million for both the three and six months ended June 30, 2025. Includes certain third-party data center service outage related expenses of $0.5 million for both the three and six months ended June 30, 2025, and related recoveries of $3.4 million for both the three and six months ended June 30, 2024

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Adjusted North America Earnings from Operations:				
GAAP EFO from North America segment	$ 68,722	$ 101,813	$ 119,512	$ 185,836
Amortization of intangible assets	16,817	15,588	33,621	28,734
Change in fair value of earnout liabilities	(3,299)	(20,684)	11,901	(20,219)
Other**	20,671	6,712	24,842	11,862
Adjusted non-GAAP EFO from North America segment	$ 102,911	$ 103,429	$ 189,876	$ 206,213
Adjusted EMEA Earnings from Operations:				
GAAP EFO from EMEA segment	$ 11,156	$ 21,007	$ 16,167	$ 32,197
Amortization of intangible assets	1,851	1,660	3,595	3,330
Change in fair value of earnout liabilities	3,463	(4,464)	3,463	(3,988)
Other	2,880	1,013	7,143	1,691
Adjusted non-GAAP EFO from EMEA segment	$ 19,350	$ 19,216	$ 30,368	$ 33,230
Adjusted APAC Earnings from Operations:				
GAAP EFO from APAC segment	$ 6,654	$ 8,253	$ 10,956	$ 13,026
Amortization of intangible assets	—	109	—	218
Other	48	85	115	155
Adjusted non-GAAP EFO from APAC segment	$ 6,702	$ 8,447	$ 11,071	$ 13,399

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

** Includes transformation costs of $4.9 million and $5.6 million for the three months ended June 30, 2025 and 2024, respectively, and $5.8 million and $7.9 million for the six months ended June 30, 2025 and 2024, respectively. Includes severance and restructuring expenses, net of $2.6 million and $3.9 million for the three months ended June 30, 2025 and 2024, respectively, and $5.7 million and $5.5 million for the six months ended June 30, 2025 and 2024, respectively. Includes an impairment loss on a long lived real estate asset now held for sale of $12.6 million for both the three and six months ended June 30, 2025. Includes certain third-party data center service outage related expenses of $0.5 million for both the three and six months ended June 30, 2025, and related recoveries of $3.4 million for both the three and six months ended June 30, 2024

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© 2025 Insight. All Rights Reserved. 29 Three Months Ended Six Months Ended June 30, June 30, US Dollars in $000s 2025 2024 2025 2024 Adjusted Consolidated EBITDA: GAAP consolidated net earnings $ 46,932 $ 87,444 $ 54,446 $ 154,471 Interest expense 24,293 16,859 42,032 32,128 Income tax expense 17,235 29,908 28,730 51,073 Depreciation and amortization of property and equipment 7,264 7,208 14,495 14,169 Amortization of intangible assets 18,668 17,357 37,216 32,282 Change in fair value of earnout liabilities 164 (25,148) 15,364 (24,207) Net loss on revaluation of warrant settlement liabilities — — 25,069 — Other* 23,599 7,810 32,100 13,708 Adjusted non-GAAP EBITDA $ 138,155 $ 141,438 $ 249,452 $ 273,624 Net earnings as a % of net sales 2.2% 4.0% 1.3% 3.4 % Adjusted non-GAAP EBITDA margin 6.6% 6.5% 5.9% 6.0% * Includes transformation costs of $7.0 million and $5.6 million for the three months ended June 30, 2025 and 2024, respectively and $8.3 million and $7.9 million for the six months ended June 30, 2025 and 2024, respectively. Includes severance and restructuring expenses, net of $3.4 million and $4.9 million for the three months ended June 30, 2025 and 2024, respectively, and $10.4 million and $7.1 million for the six months ended June 30, 2025 and 2024, respectively. Includes an impairment loss on a long lived real estate asset now held for sale of $12.6 million for both the three and six months ended June 30, 2025. Includes certain third-party data center service outage related expenses of $0.5 million for both the three and six months ended June 30, 2025, and related recoveries of $3.4 million for both the three and six months ended June 30, 2024 Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

© 2025 Insight. All Rights Reserved. 30 1 Assumed tax rate of 26.0% 2 Average of previous five quarters 3 Computed as GAAP consolidated EFO, net of tax of $79,082 and $118,243 for the twelve months ended June 30, 2025 and 2024, respectively, divided by invested capital 4 Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital 5 Includes transformation costs of $18.7 million and $14.2 million for the twelve months ended June 30, 2025 and 2024, respectively. Includes certain third-party data center service outage related expenses, net of recoveries of $1.8 million and $1.6 million for the twelve months ended June 30, 2025 and 2024, respectively. Includes severance and restructuring expenses, net of $34.9 million and $13.2 million for the twelve months ended June 30, 2025 and 2024, respectively. Includes an impairment loss on a long lived real estate asset now held for sale of $12.6 million for the twelve months ended June 30, 2025. Twelve Months Ended June 30, US Dollars in $000s 2025 2024 Adjusted Return on Invested Capital: GAAP consolidated EFO $ 304,160 $ 454,782 Amortization of intangible assets 74,515 51,918 Change in fair value of earnout liabilities 31,722 (24,207) Other5 70,448 38,811 Adjusted non-GAAP consolidated EFO $ 480,845 $ 521,304 Income tax expense1 125,020 135,539 Adjusted non-GAAP consolidated EFO, net of tax $ 355,825 $ 385,765 Average stockholders’ equity2 $ 1,716,177 $ 1,706,754 Average debt2 1,046,438 835,041 Average cash2 (292,795) (268,885) Invested Capital $ 2,469,820 $ 2,272,910 Adjusted non-GAAP ROIC (from GAAP consolidated EFO)3 9.1% 14.8 % Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)4 14.4% 17.0 % Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

© 2025 Insight. All Rights Reserved. 31 Three Months Ended June 30, Six Months Ended June 30, US Dollars in $000s 2025 2024 2025 2024 Adjusted Consolidated Selling and Administrative Expenses: GAAP selling and administrative expenses $ 352,314 $ 317,234 $ 691,487 $ 654,668 Less: Change in fair value of earnout liabilities 164 (25,148) 15,364 (24,207) Less: Other* 38,786 20,109 58,634 37,424 Adjusted non-GAAP selling and administrative expenses $ 313,364 $ 322,273 $ 617,489 $ 641,451 GAAP selling and administrative expenses** 16.8% 14.7% 16.5% 14.4 % Adjusted non-GAAP selling and administrative expenses** 15.0% 14.9% 14.7% 14.1% $ 4,195,038 $ 4,541,147 * “Other” includes (i) amortization of intangible assets, (ii) certain executive recruitment and hiring-related expenses, (iii) transformation costs, (iv) certain third-party data center service outage related expenses and recoveries, and (v) impairment losses on long lived real estate assets now held for sale, as applicable ** As a percentage of IEI net sales Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

© 2025 Insight. All Rights Reserved. 32 Twelve Months Ended June 30, US Dollars in $000s 2025 Adjusted Free Cash Flow: Net cash provided by operating activities $ 240,880 Less: Purchases of property and equipment 40,116 Adjusted non-GAAP free cash flow $ 200,764 Net cash used in investing activities $ (36,208) Net cash used in financing activities $ (161,530) Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 149,666 Amortization of intangible assets 74,515 Change in fair value of earnout liabilities 31,722 Net loss on revaluation of warrant settlement liabilities 25,069 Other** 70,448 Income taxes on non-GAAP adjustments (36,912) Adjusted non-GAAP consolidated net earnings $ 314,508 Net cash provided by operating activities as % net earnings 161 % Adjusted free cash flow as % of adjusted net earnings 64% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable ** Includes transformation costs of $18.7 million, certain third-party data center service outage related expenses, net of recoveries of $1.8 million, severance and restructuring expenses, net of $34.9 million, and an impairment loss on a long lived real estate asset now held for sale of $12.6 million for the twelve months ended June 30, 2025. Reconciliation of GAAP to Non-GAAP Financial Measures* (continued)

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Adjusted Consolidated Earnings from Operations:						
GAAP consolidated EFO	$ 92,851	$ 91,862	$ 64,674	$ 131,861	$ 60,103	$ 99,986
Amortization of intangible assets	18,702	8,648	18,597	10,988	18,548	14,925
Change in fair value of earnout liabilities	(6,442)	—	22,800	—	15,200	941
Other	15,006	19,280	23,342	5,823	8,501	5,898
Adjusted non-GAAP consolidated EFO	$ 120,117	$ 119,790	$ 129,413	$ 148,672	$ 102,352	$ 121,750
GAAP EFO as a percentage of net sales	4.4%	4.1%	3.1%	5.9%	2.9%	4.2%
Adjusted non-GAAP EFO as a percentage of net sales	5.8%	5.3%	6.2%	6.6%	4.9%	5.1%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, and (ix) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Adjusted Consolidated Net Earnings:						
GAAP consolidated net earnings	$ 58,208	$ 60,247	$ 37,012	$ 90,608	$ 7,514	$ 67,027
Amortization of intangible assets	18,702	8,648	18,597	10,988	18,548	14,925
Change in fair value of earnout liabilities	(6,442)	—	22,800	—	15,200	941
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	25,069	—
Other	15,006	19,280	23,342	5,823	8,501	5,898
Income taxes on non-GAAP adjustments	(8,505)	(6,496)	(10,620)	(4,287)	(7,007)	(5,439)
Adjusted non-GAAP consolidated net earnings	$ 76,969	$ 81,679	$ 91,131	$ 103,132	$ 67,825	$ 83,352
Adjusted Diluted Earnings Per Share:						
GAAP diluted EPS	$ 1.52	$ 1.62	$ 0.99	$ 2.42	$ 0.22	$ 1.74
Amortization of intangible assets	0.49	0.23	0.50	0.29	0.53	0.39
Change in fair value of earnout liabilities	(0.17)	—	0.61	—	0.44	0.02
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	0.72	—
Other	0.39	0.52	0.63	0.16	0.25	0.16
Income taxes on non-GAAP adjustments	(0.22)	(0.17)	(0.29)	(0.11)	(0.20)	(0.14)
Impact of benefit from note hedge	0.18	0.17	0.22	0.22	0.10	0.20
Adjusted non-GAAP diluted EPS	$ 2.19	$ 2.37	$ 2.66	$ 2.98	$ 2.06	$ 2.37
Shares used in diluted EPS calculation	38,331	37,203	37,212	37,513	34,683	38,435
Impact of benefit from note hedge	(3,258)	(2,774)	(3,011)	(2,874)	(1,731)	(3,228)
Shares used in Adjusted non-GAAP diluted EPS calculation	35,073	34,429	34,201	34,639	32,952	35,207

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, and (ix) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	TTM Q1-23	TTM Q2-23	TTM Q3-23	2023	TTM Q1-24	TTM Q2-24	TTM Q3-24	2024	TTM Q1-25	TTM Q2-25
Adjusted Consolidated Earnings from Operations:										
GAAP consolidated EFO	$ 411,312	$ 400,367	$ 401,950	$ 419,795	$ 442,320	$ 454,782	$ 455,771	$ 388,584	$ 348,701	$ 304,160
Amortization of intangible assets	33,277	33,658	33,320	36,231	42,846	51,918	61,972	69,581	73,204	74,515
Change in fair value of earnout liabilities	—	—	—	—	941	(24,207)	(30,649)	(7,849)	6,410	31,722
Other	26,421	24,999	36,450	36,101	33,813	38,811	34,537	52,056	54,659	70,448
Adjusted non-GAAP consolidated EFO	$ 471,010	$ 459,024	$ 471,720	$ 492,127	$ 519,920	$ 521,304	$ 521,631	$ 502,372	$ 482,974	$ 480,845
GAAP EFO as a percentage of net sales	4.1%	4.1%	4.3%	4.6%	4.8%	5.0%	5.1%	4.5%	4.1%	3.6%
Adjusted non-GAAP EFO as a percentage of net sales	4.7%	4.7%	5.0%	5.4%	5.6%	5.8%	5.9%	5.8%	5.7%	5.8%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	TTM Q1-23	TTM Q2-23	TTM Q3-23	2023	TTM Q1-24	TTM Q2-24	TTM Q3-24	2024	TTM Q1-25	TTM Q2-25
Adjusted Consolidated Net Earnings:										
GAAP consolidated net earnings	$ 273,949	$ 265,247	$ 268,178	$ 281,309	$ 298,364	$ 305,326	$ 303,287	$ 249,691	$ 190,178	$ 149,666
Amortization of intangible assets	33,277	33,658	33,320	36,231	42,846	51,918	61,972	69,581	73,204	74,515
Change in fair value of earnout liabilities	—	—	—	—	941	(24,207)	(30,649)	(7,849)	6,410	31,722
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	—	—	—	—	25,069	25,069
Other	26,421	24,999	36,450	36,101	33,813	38,811	34,537	52,056	54,659	70,448
Income taxes on non-GAAP adjustments	(15,107)	(15,061)	(17,262)	(18,016)	(19,254)	(16,956)	(18,965)	(25,298)	(26,866)	(36,912)
Adjusted non-GAAP consolidated net earnings	$ 318,540	$ 308,843	$ 320,686	$ 335,625	$ 356,710	$ 354,892	$ 350,182	$ 338,181	$ 322,654	$ 314,508
Adjusted Diluted Earnings Per Share:										
GAAP diluted EPS	$ 7.47	$ 7.22	$ 7.26	$ 7.55	$ 7.95	$ 8.05	$ 7.94	$ 6.55	$ 5.11	$ 4.21
Amortization of intangible assets	0.91	0.92	0.90	0.97	1.14	1.37	1.62	1.82	1.97	2.09
Change in fair value of earnout liabilities	—	—	—	—	0.03	(0.64)	(0.80)	(0.21)	0.17	0.89
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	—	—	—	—	0.67	0.70
Other	0.72	0.68	0.99	0.97	0.90	1.02	0.90	1.37	1.47	1.98
Income taxes on non-GAAP adjustments	(0.41)	(0.41)	(0.47)	(0.48)	(0.51)	(0.45)	(0.50)	(0.66)	(0.72)	(1.04)
Impact of benefit from note hedge	0.40	0.45	0.57	0.68	0.77	0.82	0.83	0.81	0.72	0.53
Adjusted non-GAAP diluted EPS	$ 9.09	$ 8.86	$ 9.25	$ 9.69	$ 10.28	$ 10.17	$ 9.99	$ 9.68	$ 9.39	$ 9.36
Shares used in diluted EPS calculation	36,676	36,731	36,946	37,241	37,548	37,930	38,212	38,136	37,198	35,587
Impact of benefit from note hedge	(1,624)	(1,868)	(2,264)	(2,619)	(2,848)	(3,050)	(3,171)	(3,205)	(2,830)	(2,000)
Shares used in Adjusted non-GAAP diluted EPS calculation	35,052	34,863	34,682	34,622	34,700	34,880	35,041	34,931	34,368	33,587

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

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Financial Results by Offering Category

US Dollars in $000s	Q2-23	Q3-23	Q4-23	FY 2023	Q1-24	Q2-24	Q3-24	Q4-24	FY 2024	Q1-25	Q2-25
Consolidated IEI by Offering Category:											
Hardware	$ 1,310,273	$ 1,301,155	$ 1,148,664	$ 5,088,937	$ 1,134,727	$ 1,172,641	$ 1,137,518	$ 1,130,014	$ 4,574,900	$ 1,141,516	$ 1,191,031
Software	635,336	588,999	679,316	2,542,451	829,228	553,794	536,261	521,457	2,440,740	566,284	474,259
Total Products	1,945,609	1,890,154	1,827,980	7,631,388	1,963,955	1,726,435	1,673,779	1,651,471	7,015,640	1,707,800	1,665,290
Agent Services	178,948	154,168	188,305	664,964	183,634	197,798	175,605	188,475	745,512	169,907	191,051
Insight Delivered Services	225,039	221,964	219,726	879,488	231,896	237,429	238,502	232,719	940,546	225,849	235,141
Total Services	403,987	376,132	408,031	1,544,452	415,530	435,227	414,107	421,194	1,686,058	395,756	426,192
Total Net Sales	$ 2,349,596	$ 2,266,286	$ 2,236,011	$ 9,175,840	$ 2,379,485	$ 2,161,662	$ 2,087,886	$ 2,072,665	$ 8,701,698	$ 2,103,556	$ 2,091,482
Hardware Cost	$ 1,152,211	$ 1,142,298	$ 1,002,407	$ 4,466,711	$ 986,909	$ 1,021,148	$ 982,489	$ 978,207	$ 3,968,753	$ 994,519	$ 1,037,049
Software Cost	597,237	555,245	637,051	2,392,467	784,675	515,122	503,782	487,483	2,291,062	537,307	443,728
Total Product Cost	1,749,448	1,697,543	1,639,458	6,859,178	1,771,584	1,536,270	1,486,271	1,465,690	6,259,815	1,531,826	1,480,777
Services Cost	166,958	159,873	160,403	647,137	166,973	172,027	169,530	167,337	675,867	165,253	168,378
Total Cost of Goods Sold	$ 1,916,406	$ 1,857,416	$ 1,799,861	$ 7,506,315	$ 1,938,557	$ 1,708,297	$ 1,655,801	$ 1,633,027	$ 6,935,682	$ 1,697,079	$ 1,649,155
Product Gross Profit	$ 196,161	$ 192,611	$ 188,522	$ 772,210	$ 192,371	$ 190,165	$ 187,508	$ 185,781	$ 755,825	$ 175,974	$ 184,513
Services Gross Profit	237,029	216,259	247,628	897,315	248,557	263,200	244,577	253,857	1,010,191	230,503	257,814
Total Gross Profit	$ 433,190	$ 408,870	$ 436,150	$ 1,669,525	$ 440,928	$ 453,365	$ 432,085	$ 439,638	$ 1,766,016	$ 406,477	$ 442,327
% of Total Net Sales:											
Hardware	56%	57%	51%	55%	48%	54%	54%	55%	53%	54%	57%
Software	27%	26%	30%	28%	35%	26%	26%	25%	28%	27%	23%
Total Products	83%	83%	82%	83%	83%	80%	80%	80%	81%	81%	80%
Agent Services	8%	7%	8%	7%	8%	9%	8%	9%	9%	8%	9%
Insight Delivered Services	10%	10%	10%	10%	10%	11%	11%	11%	11%	11%	11%
Total Services	17%	17%	18%	17%	17%	20%	20%	20%	19%	19%	20%
% of Total Services Net Sales:											
Agent Services	44%	41%	46%	43%	44%	45%	42%	45%	44%	43%	45%
Insight Delivered Services	56%	59%	54%	57%	56%	55%	58%	55%	56%	57%	55%

Note: Numbers may not foot or cross foot due to immaterial rounding

Insight.

© 2025 Insight. All Rights Reserved.

37

© 2025 Insight. All Rights Reserved. 38 • Insight settled 3,586,212 of the total originally outstanding 5,123,160 warrants in cash in Q1 and Q2 2025 • The remaining 1,536,948 warrants matured on May 15, 2025 • At June 30, 2025 1,239,825 of the warrants are still to be settled in shares through the end of 2025 • DEPS will continue to be impacted by the net shares owed on the warrants until they are settled and/or issued • DEPS incremental shares for GAAP reporting purposes are not issued at the time of reporting NSIT stock price Relevance of stock price Net shares owed on Warrants* $ 51.56 Price at issuance of Notes — $ 103.12 Warrants strike price — $ 140.00 Example average quarterly stock price 404,876 $ 160.00 Example average quarterly stock price 546,385 Example calculation - net shares owed on Warrants Warrants issued [a] Excess ave. share price [b] Value of excess [c = a x b] Dilutive shares [d = c / $140] $140 average share price for quarter 1,536,948 $36.88 $56,682,642 404,876 *Additional shares to be included in our weighted average shares outstanding calculation for each quarter Warrants (Illustrative example)